EXHIBIT 10.214

                   THIRD AMENDMENT TO CREDIT AGREEMENT

    This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is entered into as of January 29, 1999 (the "Effective Date"), among DEEPWATER DRILLING II L.L.C., a Delaware limited liability company (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent") for the Banks, and NATIONAL WESTMINSTER BANK PLC, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Agents") and the financial institutions party to this Third Amendment (collectively, the "Banks"; individually, a "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

    WHEREAS, the Company, the Banks and the Exiting Banks (as herein defined), the Administrative Agent and the Documentation Agent are parties to a certain Credit Agreement dated as of November 10, 1997 as amended by First Amendment and Release of Guaranty dated as of April 24, 1998, as amended by Second Amendment dated as of November 9, 1998 (as at any time further amended, modified or supplemented and in effect from time to time, the "Credit Agreement"); and

    WHEREAS, immediately prior to the effectiveness of this Third Amendment, seven financial institutions were parties as "Banks" to the Credit Agreement, the aggregate Commitments were $225,000,000 and the Revolving Termination Date was January 30, 1999; and simultaneously with the effectiveness of this Third Amendment, the Commitments of four of said financial institutions (the "Exiting Banks") expire and the Company is repaying outstanding Loans owed to the Exiting Banks; and

   WHEREAS, the Company has requested that the Banks extend the Revolving Termination Date and permit certain loans from members as herein described; and

    WHEREAS, subject to the terms and conditions herein contained, the Banks are willing to consent to the above-described requests by executing this Third Amendment;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. (a) Amendment to Section 7.05 (Limitation on Indebtedness). Section 7.05 is hereby amended by deleting the period at the end of clause (c) and adding the following at the end of said
Section: "; and (d) Indebtedness consisting of loans from the members of the Company not to exceed the aggregate principal amount of $135,000,000, for the purpose of repaying amounts owed hereunder to the Exiting Banks and funding costs associated with construction of the Drillship."

   (b) Reference is made to Section 2 of the Consent and Waiver Letter dated effective as of January 21, 1999, which stated that "the Company shall be permitted to incur Indebtedness in an amount not to exceed $45,000,000 in principal amount in order to fund costs associated with construction of the Drillship". The parties agree that such Section 2 of said Consent and Waiver is superseded hereby and therefore is of no further force or effect.

    SECTION 2. Definition of Applicable Margin. Clause (ii) of the definition of "Applicable Margin" set forth in Schedule 1.01 of the Credit Agreement is hereby amended deleting "0.35%" and inserting "0.50%".

    SECTION 3. Extension of Revolving Termination Date. The definition of "Revolving Termination Date" set forth in Schedule 1.01 of the Credit Agreement is hereby amended by deleting "January 30, 1999" and inserting "March 31, 1999."

    SECTION  4.  Amended Schedule 2.01; Banks and Commitments.   Schedule
2.01 of the Credit Agreement is hereby deleted and replaced with Schedule
2.01 in the form attached hereto. The parties to this Third Amendment hereby acknowledge and agree that from and after the effectiveness of this Third Amendment, the Exiting Banks are no longer "Banks" as defined in the Credit Agreement and are no longer parties to the Credit Agreement.

    SECTION 5. Additional Commitment Fee. The Company agrees that on March 1, 1999, if the Commitments have not been terminated by the Company pursuant to Section 2.05 of the Credit Agreement by such date (and all Obligations repaid at the time of such termination), then on March 1, 1999 the Company shall pay to each Bank a commitment fee equal to 5 basis points based on such Bank's Commitment in effect at such time.

    SECTION  6.   Representations and Warranties  of  the  Company.   The
Company represents and warrants to the Agents and to each of the Banks that:

      (a) This Third Amendment has been duly authorized, executed and delivered by the Company and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects before and after giving effect to this Third Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

      (c) As of the date hereof, at the time of and immediately after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

    SECTION 7. Conditions of Effectiveness. The Company shall deliver the following to the Administrative Agent as conditions precedent to the effectiveness of this Third Amendment:

      (a) Payment by the Company of an amount sufficient to repay all outstanding loans made by the Exiting Banks, together with accrued interest thereon and any other amounts owed to the Exiting Banks under the Credit Agreement;

      (b) This Third Amendment, signed by the Company, the Agents, and each of the Banks, together with each Consent of Guarantor attached hereto, executed by R&B Falcon and by Conoco;

      (c) Payment by the Company to each Bank of an amendment fee in an amount equal to 5 basis points based on each Bank's Commitment;

     (d) A Certificate signed by the members of the Borrower, consenting to the execution and delivery of this Third Amendment and certifying the name and true signature of the representative authorized to sign this Third Amendment;

      (e) Copies of resolutions of the board of directors of each Guarantor authorizing its officer to execute this document, certified as by the Secretary or an Assistant Secretary of such Guarantor, or other evidence of authority; and

      (f) Such other evidence as the Agent or the Majority Banks may request to establish the consummation of the transactions contemplated hereby or the compliance with the conditions set forth herein.

    SECTION 8. Effect of Amendment. This Third Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this Third Amendment. Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and such Credit Agreement shall be read and construed as one instrument.

   SECTION 9. Miscellaneous This Third Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Third Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.

    NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS THIRD AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   [SIGNATURES BEGIN ON FOLLOWING PAGE]



    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized representatives or officers as of the date and year first above written.

                           DEEPWATER DRILLING II L.L.C.


                           By:_________________________
                             Name:
                             Title:


            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]



                                 BANK  OF AMERICA NATIONAL  TRUST
                                 AND   SAVINGS  ASSOCIATION,   as
                                 Administrative Agent  and  as  a
                                 Bank

                                 By_________________________
                                    Claire M. Liu
                                    Managing Director


            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]


                                 NATIONAL WESTMINSTER BANK PLC
                                 NEW YORK BRANCH, as
                                 Documentation Agent and as a
                                 Bank

                                 By_________________________
                                   Name:
                                   Title:


                                 NATIONAL WESTMINSTER BANK PLC
                                 NASSAU BRANCH, as a Bank


                                 By_________________________
                                   Name:
                                   Title:


            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]


                                 RZB FINANCE LLC


                                 By_________________________
                                   Name:
                                   Title:


                                 By_________________________
                                   Name:
                                   Title:



            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]



                          CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing Third Amendment to Credit Agreement, and confirms that the Guaranty Agreement dated as of November 10, 1997 executed by it remains in full force and effect in accordance with its terms.


                                 CONOCO INC. (formerly
                                 Continental Oil Company)


                                 By_________________________
                                  Name:
                                  Title:



            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]


                          CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing Third Amendment to Credit Agreement, and confirms that the Guaranty Agreement dated as of April 24, 1998 is in full force and effect in accordance with its terms.

                                 R&B FALCON CORPORATION


                                 By_________________________
                                  Name:
                                  Title:



            [THIS IS A SIGNATURE PAGE TO THE THIRD AMENDMENT
                          TO CREDIT AGREEMENT]


                              SCHEDULE 2.01
            COMMITMENTS, OUTSTANDING LOANS AND PRO RATA SHARE
                          AFTER THIRD AMENDMENT


Bank                              Commitment       Pro Rata Share
----                              ----------       --------------
Bank of America NT&SA            $ 87,500,000          65.00%
National Westminster Bank PLC    $ 32,500,000          24.00%
RZB Finance LLC                  $ 15,000,000          11.00%

                                 $135,000,000         100.00%
                                 ============         ======